Exhibit 99.2

Greenland Energy Company Announces Closing of $70 Million Public Offering

HOUSTON — April 29, 2026 — Greenland Energy Company (NASDAQ: GLND) (“Greenland Energy” or the “Company”), an energy company focused on Greenland’s Jameson Land Basin, today announced the closing of its previously announced public offering of 16,250,000 shares of common stock, 1,250,000 pre-funded warrants to purchase shares of common stock, and 17,500,000 common warrants to purchase shares of common stock, for gross proceeds of approximately $70 million, before deducting placement agent fees and offering expenses.

Each share of common stock was sold together with one common warrant at a combined public offering price of $4.00. Each pre-funded warrant was sold together with one common warrant at a combined public offering price of $3.9999. Each common warrant has an exercise price of $5.00 per share, is exercisable immediately, and will expire on the fifth anniversary of the date of issuance. The common warrants have been approved for listing and commenced trading on Nasdaq under the symbol “GLNDW.” The shares of common stock (or pre-funded warrants) and common warrants were purchased together in the offering but issued separately.

“This financing fully funds the execution of our exploration,” said Robert B. Price, Chief Executive Officer of Greenland Energy Company. “We are now positioned to deploy capital into OPW1 & OPW2 procurement, secure mill capacity for long-lead materials, and mobilize the equipment, crews and logistics needed to advance our Jameson Land program towards our planned October 2026 drilling operations.”

Proceeds from the offering position Greenland Energy Company as fully funded for its exploration plan, enabling the Company to execute across its Jameson Land program. Capital is expected to be deployed without delay toward critical path items, including casing and tubing for the OPW1 & OPW2 exploration well, securing mill capacity for long-lead materials, and advancing field readiness in Greenland — spanning mobile cranes, workforce mobilization, winter-preparation equipment, pipes, and tug-and-barge logistics. These activities will support the Company’s planned commencement of drilling operations in October 2026.

ThinkEquity acted as placement agent for the offering.

A registration statement on Form S-1 (File No. 333-294995) relating to the securities was filed with the Securities and Exchange Commission (“SEC”) on April 10, 2026, and was declared effective on April 27, 2026. This offering was made only by means of a prospectus. Copies of the final prospectus may be obtained from ThinkEquity, 17 State Street, 41st Floor, New York, New York 10004. The final prospectus has been filed with the SEC and is available on the SEC’s website located at http://www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The Jameson Land Basin in East Greenland has been the focus of extensive exploration and research for decades. ARCO, shortly after its discovery of the giant Prudhoe Bay oil field in Alaska, invested the equivalent of more than $275 million in today’s dollars to evaluate the Jameson Land Basin. Their work included detailed field mapping and sampling programs, as well as the acquisition of approximately 1,800 km of 2D seismic data. ARCO also constructed the Constable Point Airfield, which remains a key piece of infrastructure in the region.

These early efforts indicated that the Jameson Land Basin has significant potential as a hydrocarbon basin. Internal ARCO reports and subsequent independent studies pointed to substantial oil potential, with recoverable resources estimated in the multi-billion-barrel range. Despite this, Jameson remained undrilled due to corporate and macroeconomic conditions of the time, leaving its prospectivity intact.

Greenland Energy’s Jameson Land program targets one of the last remaining undrilled North Atlantic Margin basins, covering approximately 2 million gross undeveloped acres in East Greenland. Independent resource estimates prepared by Sproule ERCE indicate that the licensed area contains up to 13 billion barrels of recoverable oil. OPW1 is expected to be the Company’s first planned exploration well in the basin and is designed to test a high-graded prospect associated with up to 2.9 billion barrels of prospective resource potential.

Greenland Energy has now built on this foundation, reprocessing the legacy seismic data with modern technology. This work has identified over 50 distinct oil and gas targets, many with clear structural and stratigraphic trapping potential. Leveraging both the existing infrastructure and the historic investment by ARCO, Greenland Energy is positioned to accelerate drilling of the basin’s first well and unlock its long-recognized potential.

About Greenland Energy Company

Greenland Energy Company is an exploration-stage oil and gas company focused on responsibly exploring and seeking to develop Greenland’s hydrocarbon resources, with an emphasis on the Jameson Land Basin in East Greenland. The Company’s primary mission is to unlock the frontier hydrocarbon potential of the Jameson Land Basin, an approximately 2-million-acre onshore licensed area, through the application of modern exploration technologies. The Company is preparing to execute the first modern onshore drilling campaign in the region, currently planned for 2026.

For more information, please visit www.GreenlandEnergyCo.com

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained herein other than statements of present or historical fact, including, without limitation, statements regarding Greenland Energy Company’s (the “Company”) future financial performance, business strategy, operations, financial position, estimated revenues and losses, projected costs, prospects, plans, objectives of management, and expected benefits of the Company’s recent business combination, are forward-looking statements. Forward-looking statements are generally identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “potential,” “predict,” or the negative of these terms or similar expressions, although not all forward-looking statements contain such identifying words.

These forward-looking statements are based on management’s current expectations, assumptions and beliefs regarding future events and are based on information currently available to the Company. These statements involve a number of risks and uncertainties, many of which are difficult to predict and are beyond the Company’s control, and actual results may differ materially from those expressed or implied by these forward-looking statements. Factors that could cause actual results to differ materially include, among others: (i) Exploration and Geological Risks, including the Company’s status as a development-stage company with no operating history, revenues, or proved reserves; the inherent uncertainty in prospective resource estimates, including that the 13 billion barrel estimate is based on undiscovered accumulations with no certainty of discovery or commercial viability; geological complexity arising from limited seismic data coverage, pervasive igneous intrusions, faulting patterns, and significant Tertiary uplift creating thermal maturity uncertainty; the fact that the basin has never produced a commercial discovery despite decades of study dating back to the 1970s, and a 2008 USGS report stating less than a 10% chance of containing a technically recoverable hydrocarbon accumulation; and high-cost frontier exploration with estimated well costs of $40 million for the first well and $20 million for subsequent wells; (ii) Operational and Environmental Risks, including the challenges of operating in a remote Arctic location with extreme climate, harsh weather, limited daylight, no existing infrastructure, and seasonal access windows for equipment and personnel; drilling hazards such as blowouts, equipment failures, well control events, environmental releases, and accidents inherent in oil and gas operations; reliance on third-party contractors; and climate change scrutiny, as operations in Greenland face increasing opposition from environmental groups and institutional investors due to Arctic drilling concerns; (iii) Regulatory and Political Risks, including the 2021 Greenland drilling moratorium, and while licenses are grandfathered, future regulatory changes could jeopardize operations; geopolitical tensions, including U.S. interest in acquiring Greenland and Greenland’s internal independence movements that could affect operations; permit requirements, as drilling requires Environmental Impact Assessment approval and Field Activities Application approval from Greenlandic authorities; and forfeiture risk, as failure to meet drilling milestones could result in loss of the Company’s right to earn working interests; (iv) Financial and Capital Risks, including significant capital requirements and the need for substantial funding beyond current resources to complete the drilling program; commodity price volatility, as oil, gas, and NGL prices are highly volatile and will heavily influence project viability; a long development timeline during which market conditions may change significantly before potential production, unlike short-cycle shale projects; going concern uncertainty and substantial doubt about the Company’s ability to continue as a going concern without additional financing; and energy transition risk, as global demand for oil may decline due to electric vehicle adoption, renewable energy policies, and changing consumer preferences; and other risks and uncertainties as set forth in the Company’s Prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b)(4) under the Securities Act on April 29, 2026, in the section titled “Risk Factors”.

Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

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